Supplement Dated August 2, 2017
To The Statement of Additional Information
Dated April 24, 2017

JNL® Variable Fund LLC

Please note that the changes impact your variable annuity and/or variable life product(s).

On page 35, in the section entitled, "V. Managers and Officers of the JNL Variable Fund," please delete the table row for William R. Rybak and replace with the following:

Name, Address, and (Age)	Position(s) Held with Fund (Length of Time Served)	Number of Portfolios in Fund Complex Overseen by Manager
William R. Rybak (66) 1 Corporate Way Lansing, MI 48951	Manager [2] (1/2007 to present)	116
Principal Occupation(s) During Past 5 Years: Retired private investor (5/2000 to present); Board Member of various corporate boards (see below) (2002 to present)
Other Directorships Held by Trustee During Past 5 Years:
Director (2010 to present), Board Chair (2/2016 to present), Audit Committee Chair (2012 to present), Christian Brothers Investment Services, Inc.; Trustee (10/2012 to present) and Chair Emeritus (5/2009 to present), Lewis University; Director (2002 to present) and Governance Committee Chair (2004 to present), each of the Calamos Mutual Funds and Closed-End Funds; Director (12/2003 to 6/2017), Audit Committee Chair (5/2013 to 6/2017), Business Risk Committee Chair (5/2009 to 5/2013), PrivateBancorp Inc.

This Supplement is dated August 2, 2017.